                                                                   EXHIBIT 99.18

                                                                 CONFORMED ORDER

                       UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF TEXAS
                              HOUSTON DIVISION

IN RE:                              )
SCHEPPS FOOD STORES, INC.           )
STOP N GO MARKETS                   )
OF GEORGIA, INC.                    )
NATIONAL CONVENIENCE                )
STORES INCORPORATED                 )
STOP N GO MARKETS                   )
OF TEXAS, INC.                      )
SECOND NCS REALTY COMPANY           )
THIRD NCS REALTY COMPANY            )
FOURTH NCS REALTY COMPANY           )
SIXTH NCS REALTY COMPANY            )
SEVENTH NCS REALTY COMPANY          )                CASE NOS. 91-49816-H2-11,
NINTH NCS REALTY COMPANY            )                  91-49818-H3-11 THROUGH
EIGHTH NCS REALTY COMPANY           )                    91-49835-H2-11
TENTH NCS REALTY COMPANY            )
ELEVENTH NCS REALTY COMPANY         )                JOINTLY ADMINISTERED UNDER
TWELFTH NCS REALTY COMPANY          )                  CASE NO. 91-49816-H4-11
THIRTEENTH NCS REALTY COMPANY       )                    (JUDGE GREENDYKE)
KEMPCO PETROLEUM COMPANY            )
HOT STOP FOODS, INC.                )
TEXAS SUPER DUPER MARKETS, INC.     )
JAY'S WASHATERIAS, INC.             )

--------------------------------

                ORDER PROVIDING FOR CLOSING CHAPTER 11 CASES


         At Houston, in said District, came on for consideration the entry of an Order providing for final claim allowance and distribution procedures and for closing the Chapter 11 Cases; and the Court, having reviewed this Order*, and the representations and argument of counsel, is of the opinion that this Order should be approved and these Cases closed; it is accordingly

         ORDERED that, if and to the extent allowed, the proof of claim of Phoenix Leasing Incorporated ("Phoenix") which was





__________________________________

     *Nothing in this order is intended by me to modify the terms of the plan or the confirmation order which, in the event of conflict with the terms hereof, shall prevail.

heretofore disallowed is hereafter allowed, such claim is classified as a Class D-3-C Claim, and Debtors will make distributions to Phoenix pursuant to the Debtors' Revised Fourth Amended and Restated Joint Plan of Reorganization (the "Plan"), (The capitalized terms herein shall have the meanings stated in the Plan.); and it is further

         ORDERED that, upon the determination of the amounts of the Proofs of Claim No. 5036 of Enrique Martinez, individually and as next friend of Prisella Rangel (sometimes called "Gisela Rangel"), a minor, No. 1449 of Felix and Maria Rangel, individually and as next friends of Prisella Rangel (sometimes called "Gisela Rangel"), a minor, and No. 1465 of Felix and Maria Rangel, individually and as next friends of Prisella Rangel (sometimes called "Gisela Rangel"), a minor, such claims are classified as Class D-3-C Claims and Debtors will make distributions under the Plan up to the total deductible amount of $500,000.00, after such claims are resolved under the Settlement Procedures provided for in the Order Granting Revised Debtors' Amended Motion to Establish Procedure for (i) Settlement of Personal Injury and Property Damage Claims and
(ii) Filing Motions to Lift Stay by Such Claimants entered herein on November 6, 1992; and it is further

         ORDERED that upon the determination of the amount, if any, of each of the following claims in the state courts, Debtors will make distributions to such claimants of NCS stock as Class D-3-C creditors pursuant to the Plan:

                 Claimant                                           SMK Claim Number
                 --------                                           ----------------
                 Cathie Carbajal                                          1363
                 Bakhtiar Faridi                                          6205
                 Duong Nguyen                                             6227;

and it is further

         ORDERED that NCS shall make final distribution to the Class D-3-C Creditors of all the stock to be issued to Class D-3-C without any provision for issuing stock to the Claimants described in Exhibit "A" attached hereto, since NCS, as stated in Section 17.3 of the Plan, presumes that such claims will be paid by AIG insurance company and that Claimants will not make claims in this case; and it is further

         ORDERED that NCS shall make final distribution to the Class D-3-C Creditors of all the stock to be issued to Class D-3-C without any provision for issuing stock to the Claimants described in Exhibit "B" attached hereto for the insured part of the claim, but NCS will make distributions to such claimants to the extent of the deductible amount of the liquidated claim, since NCS, as stated in Section 17.3 of the Plan, presumes that such claims, to the extent each of them exceeds the deductible, shall be paid by Travelers and the Claimants shall not make claims in this case for the insured part of the claims; and it is further

         ORDERED that, as the remaining unresolved proofs of claim herein are resolved, NCS shall cause the remaining stock allocated for Class D-3-C claims under the Plan to be distributed to the Claimants holding the hereafter allowed claims, and interim and a final distribution of the stock allocated to Class D-3-C shall be made as provided in the Plan to the holders of Allowed Claims in Class D-3-C; and it is further

         ORDERED that the captioned Chapter 11 Cases are closed and that from time to time, as additional matters, such as the protection of the tax loss carryforwards of NCS as referred to in Section 29.2 of the Plan, may come up that may require the reopening of one or more of the Debtors' cases and action by this Court, one or more of the Debtors or other interested parties may ask the Court to reopen its case, for cause, in order to resolve such matter; and it is further

         ORDERED that the attorneys for the Debtors shall serve by United States mail a conformed copy of this Order within 24 hours after the signing of this Order on the claimants and other parties described herein and on the attached Service List at the addresses on such Service List and that this Order shall become final and nonappealable as to all parties herein except as to any party who may file and serve on Debtor's attorneys an objection (motion to reconsider with cause to be shown) to this Order within ten (10) days from the date this Order is signed, and as to such objection, this Order shall be set down for hearing/reconsideration.

         SIGNED this 6th day of September, 1995.


                                                  /s/  WILLIAM GREENDYKE
                                                  ------------------------------
                                                  UNITED STATES BANKRUPTCY JUDGE


APPROVED AS TO FORM:

SHEINFELD, MALEY & KAY, P.C.


By: /s/  ROBERT A. DEWITT
   --------------------------------
         Robert A. DeWitt
         Texas Bar No. 05670000
         Craig J. Litherland
         Texas Bar No. 12415350
         Edward L. Ripley
         Texas Bar No. 16935950

1001 Fannin, Suite 3700
Houston, Texas 77002
(713) 658-8881
(713) 658-9756 (fax)

ATTORNEYS FOR DEBTORS

                                  SERVICE LIST


COUNSEL TO THE SOUTHLAND CORPORATION:

Todd S. Barton, Esq.
Carrington, Coleman, Sloman & Blumenthal
200 Crescent Court, Suite 1500
Dallas, Texas 75201

COUNSEL FOR THE AIG COMPANIES:

Peter S. Gold, Esq.
Zalkin, Rodin & Goodman
750 Third Avenue
New York, NY  10017

TEXAS COUNSEL FOR THE AIG COMPANIES:

Don F. Russell, Esq.
Hays, McConn, Rice & Pickering
1200 Smith Street, Suite 400
Houston, Texas 77002

COUNSEL FOR THE TRAVELERS INSURANCE COMPANY:

Harold S. Horwich, Esq.
Hebb & Gitlin, a Professional Corporation
One State Street
Hartford, CT  06103-3178

TEXAS COUNSEL FOR THE TRAVELERS INSURANCE COMPANY:

Matthew Hoffman, Esq.
Hoffman & Schrader, a Professional Corporation
4600 First City Tower
1001 Fannin
Houston, Texas 77002

AIG CLAIMANTS:

Kelly Blaylock
c/o Thomas J. Leibowitz, Esq.
Leibowitz & Leibowitz, L.L.P.
10555 Northwest Freeway, Suite 216
Houston, Texas 77092

Robert Brooks
c/o George LeGrand
Flowers, Davis & LeGrand
2511 North St. Mary's Place
San Antonio, Texas 78212

Robert Brooks
c/o Robert P. Wilson
6655 First Park Ten
Suite 250
San Antonio, Texas 78213

Gustavo and Rosa Davilla
c/o Daniel Rutherford, Esq.
Law Office of Daniel Rutherford
825 S. St. Mary's Street
San Antonio, Texas 78205-3408

Ginger Annette Martin
c/o O. Glenn Weaver, Esq.
O. Glenn Weaver and Associates
5525 N. MacArthur Blvd.
Irving, Texas 75038

Ginger Annette Martin
c/o Chris Payne, Esq.
Law Office of Frank L. Branson
18th Floor, Highland Park Place
4514 Cole Avenue
Dallas, Texas 75205-4168

Robbie Jan McClurkan
c/o O. Glenn Weaver, Esq.
O. Glenn Weaver and Associates
5525 N. MacArthur Blvd.
Suite 510
Irving, Texas 75038

Robbie Jan McClurkan
c/o Chris Payne, Esq.
Law Office of Frank L. Branson
18th Floor, Highland Park Place
4514 Cole Avenue
Dallas, Texas 75205-4168

Patrick Miller
c/o William E. Ryan, Esq.
5311 Kirby Drive, Suite 210
Houston, Texas 77005-1348

Michael Perry
13431 Casstillian
Houston, Texas 77015

Michael Perry
c/o Michael P. Morris, Esq.
Tekell, Book, Matthews & Limmer, L.L.P.
3600 Two Houston Center
909 Fannin Street
Houston, Texas 77010

Luis Rafael Ramos
c/o Thomas J. Leibowitz, Esq.
Leibowitz & Leibowitz, L.L.P.
10555 Northwest Freeway, Suite 216
Houston, Texas 77092


TRAVELERS CLAIMANTS:

Raul Victor Alvarado
c/o Christa Samaniego
Law Offices of Christa Samaniego
103 Ashby
San Antonio, Texas 78212

Loren Chapman
c/o James P. Thompson, Esq.
10909 Sabo Rd., S. 228
Houston, Texas 77089

Loren Chapmen
c/o John C. Allen, Esq.
1225 Two Houston Center
Houston, Texas 77010

Shawn Michael Donahue
c/o John Q. Adams, Esq.
200 E. Katella Avenue
Orange, CA  92667

Shawn Michael Donahue
c/o Barbara Rogers, Esq.
13430 N.W Expressway, Suite 205
Houston, Texas 77040

Shawn Michael Donahue
c/o Stephen D. Statham, Esq.
Thomas Clark & Associates
2323 S. Shepherd, #1004
Houston, Texas 77019

Enrique Martinez
c/o Lennon C. Wright, Esq.
    Hugh J. Howerton, Esq.
Law Offices of Lennon C. Wright
1150 Two Houston Center
Houston, Texas 77010

Felix and Maria Rangel
c/o Thomas K. Brown, Esq.
    James Huguenard, Esq.
Fisher, Gallagher & Lewis, L.L.P.
1000 Louisiana
70th Floor, First Interstate Bank Plaza
Houston, Texas 77002

Felix and Maria Rangel
c/o Joseph M. Van Nest
Ross, Banks, May, Cron & Cavin, L.L.P.
2 Riverway, Suite 700
Houston, Texas 77056

Vera Sanford
c/o Gregory W. Canfield, Esq.
111 Soledad, Suite 850
San Antonio, Texas 78205

Mike Wilson
c/o Robert B. Scapa, Esq.
Law Offices of Scapa & Brown
16000 Ventura Blvd., Suite 1200
Encino, CA  91436

OTHER CLAIMANTS NAMED IN MOTION:

Phoenix Leasing Incorporated
c/o Larry M. Lesh, Esq.
    Mark H. Ralston, Esq.
Locke Purnell Rain Harrell
2200 Ross Avenue, Suite 2200
Houston, Texas 75201-6776

Phoenix Leasing Incorporated
c/o Robert B. Kaplan
    Karen E. Kerner
Frandzel & Share, a Law Corporation
100 Pine Street, 26th Floor
San Francisco, CA  94111-5212

Cathie Carbajal
c/o J. Vince Hightower
314 E. Commerce, Suite 600
San Antonio, Texas 78205

Cathie Carbajal
c/o Scott Radke
411 South Presa
San Antonio, Texas 78205

Bakhtiar Faridi
c/o Spero Klonis
7322 SW Freeway, Suite 1100
Houston, Texas  77074

Duong Nguyen
c/o Alexander B. Klein, III
Stephens & Stephens, L.L.P.
520 Post Oak Blvd, Suite 600
Houston, Texas 77027

                                  EXHIBIT "A"

                    Proofs of Claim Covered by AIG Insurance


            SM&K Claim No.                                             Claimant
            --------------                                             --------
                 6354                                               Blaylock, Kelly

                 0180                                               Brooks, Robert

                 0324                                               Davilla, Gustavo & Rosa

                 0766                                               Martin, Ginger Annette

                 0780                                               McClurkan, Robbie Jan

                 0810                                               Miller, Patrick

                 5954                                               Perry, Michael

                 6355                                               Ramos, Luis

                                  EXHIBIT "B"

                 Proofs of Claim Covered by Travelers Insurance


             SM&K Claim No.                                             Claimant
             --------------                                             --------
                 0038                                               Alvarado, Raul Victor

                 6318                                               Chapman, Loren

                 6295                                               Donahue, Shawn Michael

                 5036                                               Martinez, Enrique, individually and
                                                                    as next friend of Prisella Rangel
                                                                    (sometimes called "Gisela Rangel"),
                                                                    a minor

                 1449                                               Rangel, Felix & Maria, individually
                 (May be duplicative                                and as next friends of Gisela Rangel
                  of SM&K Claim No.                                 (sometimes called "Prisella Rangel"),
                  1465)                                             a minor

                 1465                                               Rangel, Felix & Maria, individually
                                                                    and as next friends of Gisela Rangel
                                                                    (sometimes called "Prisella Rangel"),
                                                                    a minor

                 6270                                               Sanford, Vera

                 1343                                               Wilson, Mike